EXHIBIT  10.21


                       AMENDMENT TO PARTNERSHIP AGREEMENT
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                                       OF
                                       --
                 BMIF/BSLF II RANCHO MALIBU LIMITED PARTNERSHIP
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               an Illinois limited partnership (the "Partnership")
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     This Amendment to Partnership Agreement is made as of the 5th day of March,
2002 by and between Semele Group, Inc., a Delaware corporation ("Semele"), as sole limited partner, BSLF II Rancho Malibu Corp., an Illinois corporation ("BSLF"), as general partner, and upon the execution and delivery hereof, a co-managing general partner, and C & D IT LLC, a Delaware limited liability company ("C & D"), upon he execution and delivery hereof a co-managing general partner.

RECITALS:

     WHEREAS:

A. The Partnership exists under the terms of a certain limited partnership agreement dated as of the 1st day of July, 1992 as subsequently modified and amended (the "Partnership Agreement"); and
B. Prior to the execution and delivery of this Amendment, Semele and BSLF were the sole limited and general partners, respectively, of the Partnership (together, the "Old Partners"); and
C. The Old Partners desire to admit C & D as a co-managing general partner of the Partnership and desire to enter into this Amendment for such purpose; and
D. Semele is willing to make a capital contribution of all of the membership interests in RM Financing LLC, a Delaware limited liability company;
E. In consideration of its admission as co-managing general partner and the capital contribution by Semele, C & D is willing to make a capital contribution $2,000,000 to the Partnership; and
F. The Old Partners and C & D (collectively the "Partners" and individually a "Partner") also desire to make certain changes to the terms of the Partnership Agreement and desire to enter into this Amendment for such purpose;
     NOW, THEREFORE, in consideration of the Recitals, which are incorporated herein, the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.     Definitions.  Except  as  otherwise defined in this Amendment, terms used
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herein  shall  have  the  same  meaning  as  in  the Partnership Agreement.  The following  specific  definitions  shall  apply  with  respect to this Amendment:
"Affiliate"  of  a  Person  means a Person who controls, is controlled by, or is
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under  common  control  with  such  Person.  For  purposes  of  this definition,
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"control"  means  the ability to control the management or policies of a Person,
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whether  through  the  ownership of voting securities, by contract or otherwise.
 "CERCLA"  means  the  Comprehensive  Environmental  Response,  Compensation and
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Liability  Act  of  1980,  as  amended  (42  U.S.C.   9601  et  seq.).
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"Clean  Water Act" means the Federal Water Pollution Control Act, as amended (33
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U.S.C.  1251  et  seq.).
"Code"  means  the  Internal  Revenue  Code  of  1986,  as  amended.
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"Environmental  Citations"  means  any  written  notice, communication, inquiry,
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warning,  citation,  summons,  directive, injunction, order or claim, concerning
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the ownership, maintenance, operation or occupancy of the Malibu Property or any
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portion  thereof  by  the  Partnership  or  any  other  person, which relates to
Hazardous Activity, Hazardous Materials or violation of any Environmental Law in connection with the Malibu Property or any portion thereof, or any leachate or contamination or materials emanating therefrom.
"Environmental  Laws"  means  all  applicable foreign, federal, state, regional,
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county  and local administrative, regulatory and judicial laws, rules, statutes,
 --
codes,  ordinances,  regulations,  binding  interpretations,  binding  policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders, judgments, common law and any similar items in effect on the date of this Amendment and through the date hereof relating to the protection of human health, safety, or the environment (including ambient air, surface water, ground water, land surface or subsurface strata); including, without limitation, the following laws, as amended: (a) CERCLA; (b) the
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Hazardous  Materials  Transportation  Control  Act  of 1970 (49 U.S.C.   1802 et
seq.);  (c)  the  Resource Conservation and Recovery Act of 1976, as amended (42
U.S.C.   6901 et seq.); (d) the Clean Water Act; (e) the Safe Drinking Water Act
(42  U.S.C.   300h  et  seq.); (f) the Clean Air Act (42 U.S.C.   1857 et seq.);
(g)  the  Solid  Waste  Disposal  Act  (42 U.S.C.   6901 et seq.); (h) the Toxic
Substances  Control  Act  (15 U.S.C.   2601 et seq.); (i) the Emergency Planning
and  Community  Right-to-Know  Act  of 1986 (42 U.S.C.   11001 et seq.); (j) the
Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C.   136 et seq.); (k)
the  Radon  Gas  and Indoor Air Quality Research Act (42 U.S.C.   7401 et seq.);
(l)  the  National  Environmental Policy Act of 1975 (42 U.S.C.   4321); (m) the
Rivers  and Harbors Act of 1899 (33 U.S.C.   401 et seq.); (n) the Oil Pollution
Act  of  1990  (33  U.S.C.   3321 et seq.); (o) the Porter-Cologne Water Quality
Control  Act  (Cal.  Wat.  Code  13020 et seq.); (p) the Safe Drinking Water and
Toxic Enforcement Act of 1986 (Cal. Health & Saf. Code   25300 et seq.); (q) the
Hazardous  Substance  Account  Act (Cal. Health & Saf. Code  25300 et seq.); (r)
the  Hazardous  Waste Control Act (Cal. Health & Saf. Code   25100 et seq.); (s)
Section 2782.6(d) of the California Civil Code and Chapter 11 of Title 22 of the California Code of Regulations; and (t) any and all laws, rules, codes, ordinances, regulations, binding interpretations, binding policies, licenses, permits, approvals, plans, authorizations, directives, rulings, injunctions, decrees, orders and judgments relating to hazardous wastes, hazardous substances, toxic substances, pollution, water safety, polychlorinated biphenyls, petroleum (its derivatives, by-products, or constituents) the protection  of  human  health,  safety,  or  the  environment.
 "Hazardous  Activity"  means  the generation, transportation, deposit, disposal
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(including,  without  limitation,  arrangement  for  placement  in any landfill, temporary or permanent holding area, impoundment, sump or dump), dumping, escaping, placing, dispersal, release, discharge, spill, emission, injection, leak, leaching, migration of Hazardous Materials in, on, under, about or from any specified property or any part thereof into the indoor or outdoor environment including, without limitation, the ambient air, surface water, groundwater or surface or subsurface strata and any other act or thing, business or operation, that materially increases the danger, or risk of danger, or poses an unreasonable risk of harm to persons or property, on or off any specified property, or which may materially adversely impact the value of such specified property.
"Hazardous  Material"  means  any solid, liquid or gaseous material, alone or in
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combination,  mixture  or  solution,  which  is defined, listed or identified as
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"hazardous"  (including "hazardous substances" and "hazardous wastes"), "toxic",
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a  "pollutant"  or  a "contaminant" pursuant to any Environmental Law including, without limitation, asbestos, urea formaldehyde, polychlorinated biphenyls (PCB's), radon, fuel oil, petroleum (including its derivatives, by-products or other constituents) and any other dangerous, explosive, corrosive, flammable, infectious, radioactive, carcinogenic or mutagenic material which is prohibited, limited, controlled or regulated under any Environmental Law, or which poses a threat or nuisance to the safety or health of any person on any specified property or any property geologically or hydrologically adjacent to, or surrounding, such specified property or the environment, or the presence of which could constitute a trespass by the Partnership.
"Improvements" means the improvements to the Malibu Property as are described in
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the  Plans  and  Specifications  (as  hereinafter  defined)  including,  without limitation, forty-six (46) single-family finished lots, together with roads, sewers, utilities and other on-site and off-site improvement, including those improvements required to be constructed by the Project Requirements.
 "Malibu  Property" means approximately 274 acres of undeveloped land located in
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Los  Angeles  County,  California,  as  more  particularly  described  in  the
Partnership  Agreement.
"Material  Adverse  Effect" means a material adverse effect (a) on the business,
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assets  or  financial condition of the Partnership, or (b) on the ability of the
Partnership to carry on its business, as it is presently being conducted, including without limitation the development of the Project.
"Permits"  means  all  governmental  or  other  licenses,  permits certificates,
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approvals,  authorizations and orders material to the ability of the Partnership
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to  carry  on  its business as it is presently being conducted (other than those relating to the Benefit Plans), including without limitation those necessary to construct, subdivide, occupy, operate, market and sell the Property (and any portion or subdivision thereof) in accordance with all Project Requirements. "Benefit Plans" means all "employee benefit plans," within the meaning of
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Section  3(3)  of  ERISA  (other  than  any plan which is exempt from Title I of
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ERISA),  for  the  employees  or  former  employees of the Partnership, or their
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respective  dependents,  survivors  or  beneficiaries,  (a)  which are currently
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maintained  by  the  Partnership,  (b)  which  were previously maintained by the
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Partnership  within  the six (6) year period preceding the date hereof or (c) in
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which  the  Partnership  is or was, within such six-year period, a participating employer.
"Plans and Specifications" means those certain Plans and Specifications prepared
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for  the  Project.
"Project"  means  (i)  the  subdivision of the Property (as hereinafter defined)
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into  forty-six  (46)  single-family  lots,  three  (3) open space lots, one (1)
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sewage  treatment  lot,  and  one (1) road lot; and (ii) the construction of the
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Improvements  (as  hereinafter  defined),  all  in  accordance  with the Project
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Requirements  (as  hereinafter  defined).
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"Project  Requirements"  means  all  applicable  federal, state, local and other
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laws,  regulations,  codes,  orders,  ordinances,  policies, rules, regulations,
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reports,  standards,  statutes,  and  agreements  that  apply  or pertain to the
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Project,  including without limitation those relating to fire, safety, land use,
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health,  labor, environmental protection, seismic design, conservation, parking, zoning and building, and all restrictive covenants (if any) and other title encumbrances, affecting all or any part of the Property or the Improvements constructed thereon.
"Property"  means  the Malibu Property and all related permits, engineering work
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product,  Improvements  and  assets  and  entitlements  required  to develop the
Project  in  accordance  with  the  Project  Requirements.
"Semele"  means  Semele  Group  Inc.,  a  Delaware  corporation
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2.     Capital  Contributions.
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     (a)  In  consideration of its admission to the Partnership as a co-managing general partner, C & D hereby agrees to make a Capital Contribution (the "C & D Capital Contribution") to the Partnership in the amount of $2,000,000 in immediately available funds. For the avoidance of doubt, the C & D Capital Contribution shall not be deemed to trigger any obligation on the part of the Old Partners to make any Additional Capital Contribution to the Partnership.
     (b) In order to induce C & D to make the C & D Capital Contribution, Semele hereby agrees to make a capital contribution of all of the membership interests it holds in RM Financing LLC, a Delaware limited liability company, pursuant to the terms of a Contribution, Assignment and Assumption Agreement of even date herewith by and between Semele and the Partnership (the "Semele Capital Contribution").

3.      Admission of C & D.  Upon payment of the C & D Capital Contribution, C &
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     D shall be deemed to have been admitted to the Partnership as a co-managing general partner and C & D shall have the benefit of all rights and be bound by all obligations as a Partner in the Partnership.

4.     C  &  D  Capital Account.  As of the date hereof, C & D's Capital Account
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shall  be  $2,000,000.

5.     Percentage  Interests.  Upon  the  payment  of  the  C  &  D  Capital
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Contribution,  the  contribution  of  the  Semele  Capital  Contribution and the
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execution  and  delivery  of  this  Amendment,  the  Percentage Interests of the
Partners shall be as reflected on Exhibit "A" attached hereto and shall be incorporated herein by reference.

6.     Right  of  First Offer.  The right of first offer pursuant to Section 8.3
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of  the Partnership Agreement shall benefit each Partner.  An Offeror shall make an Offer to each Partner other than the Offeror, each of whom shall be deemed an Offeree under the Partnership Agreement. In the event that more than one Offeree accepts an Offer, then each accepting Offerees shall have the right to purchase a percentage of the Offeror's Partnership Interest, calculated based on a fraction, the numerator of which is the Partnership Interest of the Offeree and the denominator of which is the total Partnership Interest of all Offerees.

7.     Special  Distribution  to  Semele.  Notwithstanding  any provision of the
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Partnership  Agreement  to the contrary, including, without limitation, Sections
3.3 and 3.4, upon the execution and delivery of this Amendment and the receipt by the Partnership of the C & D Capital Contribution, the Partnership shall distribute $2,000,000.00 to Semele in repayment to Semele of debt owed to Semele by the Partnership.

8.     Distributions.  Subject  only  to  the  terms  of  this  Amendment  and
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notwithstanding  any  provision  of  the  Partnership Agreement to the contrary,
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including, without limitation, the provisions of Sections 3.4, and 3.5, from and after the date hereof, Cash From Operations and Cash From Financing (collectively the "Cash Flow") shall be distributed to the Partners as follows:
(a) 80% of the Cash Flow shall be distributed to C & D until such time as the total sum of $2,000,000.00 plus a rate of return thereon equal to 6% per annum has been paid to C & D.
(b) Until such time as all the full amount of the distribution to C & D described in (a) above has been made, the remaining 20% of the Cash Flow shall be distributed to BSLF.
(c) From and after such time as the distribution to C & D described in (a) above has been made in full, 100% of the Cash Flow shall be distributed to BSLF until such time as an aggregate sum of $9,000,000.00 plus a rate of return thereon equal to 6% per annum (such amount to be inclusive of any distributions made pursuant to (b) above) has been distributed to BSLF.
(d) From and after such time as the distributions set forth in (a) and (c) have been made, the Cash Flow shall be distributed 25% to C & D and 75% to the Old Partners, and the Old Partners shall share such distributions in proportion (as between the Old Partners) to their respective Percentage Interests.

9.     Management.  Notwithstanding  any  provision of the Partnership Agreement
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to  the contrary, including without limitation Section 5.1, for so long as C & D is a Partner: (i) it is the intent and shall be the practice of the Partners that the management and control of the operations, business and affairs of the Partnership shall be jointly and equally vested in C & D and BSLF and all decisions with respect to such management and control shall be made unanimously by C & D and BSLF, and (ii) all provisions of the Partnership Agreement which require the approval of "BSLF II" shall be deemed to mean the unanimous approval of both C & D and BSLF.

10.     Buy/Sell  Option.  From  and  after the date hereof and continuing until
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such time as C & D is no longer a Partner, the parties hereto covenant and agree that no Partner shall have the right to exercise any rights granted to such Partner pursuant to Article XII of the Partnership Agreement.

11.     Contingent  Return of Capital.  C & D is making its Capital Contribution
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in  reliance  on  the  representation, warranty and covenant of the Old Partners that the Old Partners will approve, execute and deliver a [Contribution and Assumption Agreement], by and between the Old Partners and RMLP, Inc., a Delaware corporation, in a form reasonably acceptable to C & D, and close the transactions contemplated thereby (the "RMLP Closing"). If (i) the RMLP Closing has not been consummated for any reason within forty-five days after the deadline for the delivery of consents relating to the requisite approval of the beneficial interest holders of the members of C & D to the transactions contemplated by the RMLP Closing, or (ii) the members of C & D have not obtained consents sufficient for such approval by the deadline therefor, then C & D shall have the right, exercisable in its sole and exclusive discretion, to demand the Old Partners to immediately disgorge or cause the Partnership to immediately disgorge the C & D Capital Contribution. The obligations of the Old Partners and the Partnership under this Section (the "Secured Obligations") shall be secured by the following (together, the "Security Documents"): (i) a pledge of all of the BSLF capital stock held by Semele, substantially in the form of Exhibit B hereto, (ii) a pledge of all of the Partnership Interests held by the
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Old Partners, substantially in the form of Exhibit C hereto, and (iii) a Deed of
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Trust  granting  a  security  interest  in  all  of  the property, both real and personal,  of  the  Partnership,  substantially in the form of Exhibit D hereto.
                                                               ------- -
Upon discharge in full of the Secured Obligations, C & D's interest as a Partner hereunder shall be extinguished and all of C & D's rights and obligations under this Agreement shall terminate.

12.     Representations  and  Warranties.
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     A.  Representations  and  Warranties  of  the  Partnership and Semele.  The
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Partnership and Semele, hereby severally represent and warrant to C & D that the following representations and warranties are true and correct as of the date of this Amendment:

(1) Necessary Authorization or Approvals. The Partnership and Semele have full power, authority and legal capacity to execute and deliver, or cause to be executed and delivered, this Amendment and the other agreements and instruments to be executed and delivered by the Partnership or Semele pursuant hereto and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by the Partnership and Semele and constitutes the legal, valid and binding obligation of each of them enforceable in accordance with its terms.

(2)Third  Party  Consents  and  Approvals.  Except as set forth in Schedule
                                                                        --------
12(a)(2),  neither  the execution, delivery or performance of this Amendment nor
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the  consummation  of  the transactions contemplated hereby is prohibited by, or requires the Partnership or Semele to obtain any consent, authorization, approval or registration under, any law, rule or regulation, or any judgment, order, writ, injunction, or decree, which is binding upon either of the Partnership or Semele or any property or asset of the Partnership or Semele or the terms of any contract to which either of the Partnership or Semele is a party or to which any property or asset owned by the Partnership or Semele is subject. Except as set forth in Schedule 12(a)(2), the execution and delivery
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of  this  Amendment  does  not,  and  the  consummation  of  the  transactions contemplated hereby will not, violate any provision of, or result in any acceleration of any obligations under, or the creation or imposition of any lien pursuant to, any mortgage, lien, lease, agreement, instrument, order, arbitration award, judgment or decree (including, without limitation, those set forth in the Schedules hereto) and will not violate or conflict with any other material restriction of any kind or character to which the Partnership or Semele or any property or asset of the Partnership or Semele is subject.

(3) Organization, Powers, Ownership and Assets of the Partnership. The Partnership is a limited partnership duly organized and validly existing under the laws of the State of Illinois and has the power to carry on its business, as such business is now being conducted, and to own, lease or operate the properties and assets it now owns, leases or operates. There are no existing options, warrants, contracts, calls, commitments, demands or other agreements of any character to which the Partnership or Semele is a party which could require the purchase or sale of any Percentage Interest, including without limitation the Percentage Interest held by Semele. The Property constitutes all of the material assets of the Partnership.

(4) Qualification or Licensing to Carry on Business; Subsidiaries. The Partnership has not failed to qualify to do business in any jurisdiction where such qualification is required and where the failure to be so qualified would or could have a Material Adverse Effect. The Partnership does not have, nor has it ever had, any subsidiaries whatsoever. Additionally, except as set forth in
Schedule  12(a)(4),  the  Partnership  has never entered into any joint ventures
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(5)     Liabilities.

(a)     Schedule  12(a)(5)  lists  all  agreements,  notes, instruments or other
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documents  relating  to (i) indebtedness owed by or to the Partnership, and (ii)
money borrowed or loaned by or to the Partnership in satisfaction of obligations of or to the Partnership, including but not limited to all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Partnership is a party; and (iii) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Partnership, copies of which have been delivered previously to C & D.
(b)     Except  as  set  forth in Schedule 12(a)(5)(b) hereto, since February 6,
                                  --------------------
2002, the only additional liabilities which have been incurred by the Partnership are of such a nature as are comparable to those normally incurred in the ordinary course of business during a comparable period of operations.
(c)     Except  as  set forth in Schedule 12(a)(5)(c) hereto, the Partnership is
                                 --------------------
not subject to any material liability or obligation, whether absolute or contingent, accrued or prospective, fixed or variable.
(d)     Except  as  set  forth in Schedule 12(a)(5)(d), the Partnership is not a
                                  --------------------
party to or subject to, and no property or asset of the Partnership is subject to, any judgment, order, decree, stipulation or consent of or with any court, governmental body or agency which does or may have a Material Adverse Effect.
(e) The Partnership is not a party to or subject to, and no property or asset of the Partnership is subject to, any contracts or commitments requiring performance by the Partnership of obligations thereunder beyond a one-year term following the Closing.

(6)     Compliance  with  Law and Permits.  Except as set forth in Schedule
                                                                   --------
12(a)(6) hereto, (a) the business of the Partnership has been at all times prior
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to  the  date  hereof,  and  is currently being operated, in compliance with all applicable governmental and regulatory laws, rules, regulations and ordinances, the non-compliance with which could or would have a Material Adverse Effect, (b) the development of the Project is in compliance with all Project Requirements;
(c) all Permits (as hereinafter defined, including without limitation, all Permits required to construct and complete the Project) have been obtained and are in full force and effect, except those which the failure to obtain would not result in a Material Adverse Effect; and (d) no claim has been made in writing (or to knowledge) by any governmental or regulatory authority (and no such claim is anticipated), to the effect that the business conducted by the Partnership fails to comply with any law, rule, regulation or ordinance, or Project Requirements, or that a Permit is necessary with respect thereto (without such Permit having been obtained promptly after receipt of notice of any such claim).
Schedule  12(a)(8)  lists  all  Permits  obtained  by the Partnership (including
------------------
without limitation, all Permits required to construct and complete the Project),
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complete  and  correct  copies  of  which  have  been  delivered  to  C  &  D.

(7)     Environmental  Matters.

(a)     Except as set forth in Schedule 12(a)(7)(a), the location, construction,
                               --------------------
     ownership, occupancy, maintenance, operation and use of the Malibu Property is in compliance with all Environmental Laws, the non-compliance with which would or is reasonably likely to have a Material Adverse Effect.
(b)     Except as set forth in Schedule 12(a)(7)(b), all Permits with respect to
                               --------------------
the use of the Malibu Property which are required pursuant to Environmental Laws have been obtained and the same are in full force and effect (other than any Permit where the failure to obtain such Permit or its lapse would not have a Material Adverse Effect) and there has been no change in any fact or circumstance reported or assumed in any application for or grant thereof that would or is reasonably likely to have a Material Adverse Effect on the validity of any such Permit or the renewal or transfer thereof.
(c)     Except  as set forth in Schedule 12(a)(7)(c), (i) Neither Semele nor the
                                --------------------
Partnership  has received (nor has knowledge of) any Environmental Citations and
(ii) no Environmental Citation is pending or, to the knowledge of Semele, threatened under any Environmental Law concerning the past or present ownership, maintenance, operation or occupancy of the Malibu Property, or any portion thereof or concerning the Partnership or which relates to Hazardous Activity or Hazardous Materials. Except as set forth on Schedule 12(a)(7)(c) hereto, to the
                                             --------------------
knowledge of Semele, no basis exists for any governmental investigation or any such Environmental Citation to be instituted or filed. Except as set forth in
Schedule  12(a)(7)(c) Semele has not been advised in writing by any governmental
 --------------------
agency or any previous owner that any previous owner or any past operator, user or occupant of the Malibu Property has received any Environmental Citations.
(d)     Except  as  set  forth  in Schedule 12(a)(7)(d), the Partnership has not
                                   --------------------
permitted, conducted, nor is Semele or the Partnership aware of any Hazardous Activity conducted with respect to the Malibu Property in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or is reasonably likely to have a Material Adverse Effect.
(e)     Except as set forth in Schedule 12(a)(7)(e), to the knowledge of Semele,
                               --------------------
there are no Hazardous Materials present in the surface water, groundwater or soil (either surface or subsurface) at the Malibu Property or at any geologically or hydrologically connected property including, without limitation, any Hazardous Materials contained in barrels, above or underground storage tanks, landfills, land disposals, land treatment units, waste piles, containment buildings, dumps, solid waste management units, equipment (movable or fixed) or other containers, either temporary or permanent, and deposited or located in or on land, water, sumps, or any other part of the Malibu Property or such connected property, or incorporated into any structure thereon, in violation of, or creating any liability under, any Environmental Law the non-compliance with which or liability under would or could have a Material Adverse Effect.
(f)     Except  as  set  forth  in Schedule 12(a)(7)(f), the Partnership has not
                                   --------------------
been accused, or found liable under any Environmental Law and, to the knowledge of Semele, the Partnership is not now under investigation in respect thereof and neither the Malibu Property nor any other site or facility (as defined under CERCLA) of the Partnership is listed or proposed for listing on the National Priorities List or is listed on the Comprehensive Environmental Response, Compensation, Liability Information System List or any comparable list maintained by any foreign, federal, state, regional, county or local authority. Except as set forth in Schedule 12(a)(7)(f) there are no proceedings pending, or
                       --------------------
to the knowledge of Semele, threatened, under any Environmental Law against or affecting the Partnership or the Malibu Property in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would or could have a Material Adverse Effect. The Partnership is not in default with respect to any order of any court or governmental authority or arbitration board or tribunal relating to Environmental Laws.

(8) Absence of Certain Changes or Events. Since February 6, 2002, the business of the Partnership has been conducted in the ordinary course and, except as set forth in Schedule 12(a)(8), the Partnership has not taken or
                            ------------------
suffered any action or entered into any material transaction, including but not limited to the following, except in the ordinary course of business:

(a) mortgaging, pledging or subjecting to lien, charge or other encumbrance any assets, or entering into any agreement resulting in the imposition of any such mortgage, lien or charge;
(b) selling or purchasing, assigning or transferring any intangible property;
(c) suffering any casualty losses, whether insured or uninsured, and whether or not in the control of Semele or the Partnership, in excess of $5,000 in the aggregate, or waiving any rights of any material value, individually or in the aggregate;
(d) incurring any indebtedness for money borrowed or any noncurrent indebtedness for the purchase price of any fixed or capital asset;
(e) except in the ordinary course of business, making (i) any change in properties and assets or in liabilities, (ii) any commitment for any capital expenditure or (iii) any sale, lease or other disposition of any capital asset;
(f)     making  any  change  in  the  Partnership  Agreement;
(g) (i) issuing any new Percentage Interest to a third party or (ii) granting or issuing any option or warrant for the purchase of any new Percentage Interest to a third party, or made any commitment relating thereto;
(h)     making  any  distribution  or  payment  to  Semele;
(i) amending, making or entering into any agreement with any employee, agent or consultant;
(j)     amending  any  material  contract,  lease  or  agreement  listed; and/or
(k) voluntarily incurring any material obligation or liability, absolute or contingent, except in the ordinary course of business or pursuant to existing contracts and agreements described in this Amendment or in the schedules delivered pursuant hereto.
     Since February 6, 2002, there has been no material adverse change in the results of operations, revenues, manner of conducting business, condition (financial or otherwise) or any material adverse change in any material asset (including, without limitation, accounts receivable) of the Partnership since such date, and no event has occurred which has resulted, or which is reasonably likely to result, in a Material Adverse Effect. Semele is not aware of any event, circumstance or condition which could reasonably be expected to result in any such Material Adverse Effect.

(9) Tax Returns and Liabilities. The Partnership is taxed as a partnership and, as such, is a flow through entity for tax purposes.

(10)     Title to and Use of Properties; Absence of Liens and Encumbrances, etc.

(a)     Schedule 12(a)(10)(a) lists all leases of real property and all material
        ---------------------
     leases of personal property to which the Partnership is a party, either as lessor or lessee, including location or description of property; name of lessor; termination date or notice requirement with respect to termination; and annual rental and terms of payment. Complete and correct copies of such leases have been delivered to C & D.
(b) Except for the Malibu Property, the Partnership has not owned nor does it currently own any fee interest in any real property, nor has the Partnership agreed to purchase or is it obligated to purchase any interest in any real property. There are no outstanding contracts of sale, options to purchase, rights or first refusal or rights of first offer with respect to all or any portion of the Malibu Property.
(c)     Except  as  disclosed in Schedule 12(a)(10)(c), the Partnership has good
                                 ---------------------
and marketable title to all of the properties and assets, real and personal, the Partnership purports to own which form a part of the business of the Partnership including, without limitation, the properties and assets of the Partnership (other than such properties and assets as shall have been sold or otherwise disposed of in the ordinary course of business) free and clear of any agreement or understanding with respect to the use or possession thereof or any rights thereto and of all liens (including, without limitation, statutory liens arising by reason of labor or materials furnished or claimed to have been furnished to the Partnership or any predecessor in interest), mortgages, pledges, encumbrances, security interests, conditional sales agreements or charges of any kind or character except (i) encumbrances solely with respect to personal property incurred in the ordinary course of business; (ii) liens and encumbrances on the Property reflected in that certain ALTA Loan Policy of Title Insurance dated February 21, 2001 issued to Seller by Lawyers Title Insurance Company as Policy No. 5104950-M; (iii) liens for current taxes and assessments not yet due and payable; and (iv) encumbrances solely with respect to personal property which are minor in amount and do not materially impair the value or use in accordance with past practices of the assets affected thereby.
(d) The Partnership has the right to use all real and personal properties presently utilized in the business of the Partnership that are not owned by the Partnership, and each is not in material default with respect to any lease material to such business and, to the knowledge of Semele, there exists no event, occurrence, condition or act which, with the giving of notice or the lapse of time, or both, would become a default under any such lease.
(e)     Except  as  disclosed  in Schedule 12(a)(10)(e), no property utilized by
                                  ---------------------
the Partnership in its business which is not owned by the Partnership is owned by any officer, director or shareholder of Semele or any Affiliate of Semele (or any relative or spouse of any officer, director or shareholder or any relative of such spouse or any corporation, partnership, trust or other entity in which any officer, director or shareholder or any such relative or spouse has any beneficial interest).
(f) Neither the whole nor any portion of the Malibu Property nor any interest therein has been condemned, requisitioned or otherwise taken by any public authority, and, to the knowledge of Semele, no such condemnation, requisition or taking has been threatened in writing or is contemplated.

(11)     Litigation and Claims.  Except as set forth in Schedule 12(a)(11),
                                                             ------------------
the Partnership is not a party to, nor is any property or asset owned by the Partnership the subject of, any suit, action, or administrative, arbitration or other proceeding (including, without limitation, proceedings concerning labor disputes or grievances or union recognition or concerning condemnation, eminent domain or the like) or government investigation or proceeding that is currently pending or which has been pending within the three year period prior to the date hereof and none of the foregoing has been threatened in writing against any of Semele, the Partnership, or the assets or properties of the Partnership.

(12)     Contracts  and  Contractual  Compliance.

(a)     Schedule  12(a)(12)(a)  lists  a  description  of  each  written or oral
        ----------------------
contract or agreement which will involve a present commitment for the receipt or expenditure by the Partnership under any of the foregoing, of monies or value equivalent to $5,000 or more during any fiscal year, including a list of all outstanding purchase and sale orders and commitments for personal property and services (but excluding purchase and sale orders or commitments for personal property or services entered into in the ordinary course of business) of the Partnership. Complete and correct copies of such agreements have been delivered to C & D. The Partnership is not in default in any material respect (nor has the Partnership been notified to such effect) with respect to any obligation to be performed under any contract, lease, guaranty, indenture, loan agreement, document or other agreement or arrangement (including, without limitation, those listed or described on Schedule 12(a)(12)(a)) to which the Partnership or any
                          ---------------------
assets of the Partnership are subject, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.
(b) The Partnership is not a party to, or in any way obligated under, nor is any property or asset of the Partnership subject to, any contract, lease or other obligation, absolute or contingent, the term of which (including all renewal periods other than those at the option solely of the Partnership) may extend beyond twelve months (12) from the date of this Amendment other than as disclosed on Schedule 12(a)(12)(b).
               ----------------------
(c)     Except  as  set  forth on Schedule 12(a)(12)(c), the Partnership has not
                                  ---------------------
guaranteed the indebtedness or obligations of any other Person, and no other Person whose obligations have been so guaranteed as disclosed on such Schedule is in default of the obligations so guaranteed, and Semele is not aware of any event which, with the passage of time, the giving of notice, or both, would constitute such a default.
(d) Neither the execution and delivery of this Amendment nor the consummation of the transactions contemplated hereby will constitute a default under any contract (including, without limitation, those listed or described on Schedules 12(a)(12)(a), (b) and (c)) involving the Partnership or impose any
---------------------------------------
penalty  upon the Partnership in the performance of such contract, or accelerate
---
the performance thereof, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Partnership make any contract to which the Partnership is a party subject to termination or cancellation.
(e)     Except as set forth on Schedule 12(a)(12)(e), all parties with which the
                               ---------------------
Partnership has contractual arrangements are, to the knowledge of Semele, in substantial compliance therewith and are not in default (and to the knowledge of Semele no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default) thereunder, except where such default or defaults, individually or in the aggregate, would not have a Material Adverse Effect.

(13)     Insurance.

(a)     Schedule 12(a)(13)(a) lists a summary description (including the name of
        ---------------------
     the  insurer,  the  policy  number,  period  of coverage, and the amount of coverage) of the coverage under all insurance policies pertaining to the operations or business of the Partnership which are currently in effect, and which have been in effect within the last five years, together with the amount of the current annual premiums under such policies and copies of any written notice of possible cancellation of, or premium increases with respect to, such insurance policies. Complete and correct copies of such policies have been delivered to C & D.
(b)     All  policies of insurance reflected on Schedule 12(a)(13)(a) are on the
                                                ---------------------
date hereof and to the knowledge of Semele are on the date hereof valid and enforceable in accordance with their terms and in full force and effect, subject to the effect of any applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to the effect of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); all premiums due thereon as of the date hereof have been paid in full and all premiums which will be due thereon as of the date hereof have been paid. None of the insurance policies have provisions for retrospective or contingent premium charges or any waiver of premium provisions; and there are no minimum premium insurance policies or administrative service contracts for medical benefits. The Partnership has not received any written notice or other written communication from any issuer of any of its insurance policies canceling or materially amending any of such policies, materially increasing any deductibles or retained amounts thereunder, or materially increasing the annual or other premiums payable thereunder, and no written threat of such cancellation, amendment or increase of deductibles, retainages or premiums has been received.

(14)     Government  Contracts.  There  have  not been, within the past ten
(10) years, and are not presently, any contracts or subcontracts to which the Partnership is a party with the United States Government or any department, agency or instrumentality thereof.

(15) Additional Information Supplied. The Partnership has delivered or made available to, C & D the following documents and schedules of information relating to the Partnership and the business conducted by the Partnership, each of which, to the knowledge of Semele, is true, correct and complete.
(a) Partnership Agreement. A copy of the Partnership Agreement, as amended to date, of the Partnership, certified as true, correct and complete by an officer of the General Partner of the Partnership.
(b) Minutes. Minutes of all meetings of, or other evidence of action taken by, the partners of the Partnership since January 1, 1996.
(c)     Bank  Accounts and Powers of Attorney, etc.  Schedule 12(a)(20)(c) lists
                                                     ---------------------
the name and address of each bank, together with the name and number of each account, in which the Partnership has an account or safe-deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the names of any persons holding powers of attorney with respect to the business of the Partnership and a summary of the terms thereof.

(16)     Project Budget.  Attached hereto as Schedule 12(a)(16) is the most
                                                  ------------------
recent  line  item  budget  for  the  Project  (the  "Project  Budget").  To the
                                                      ---------------
knowledge of Semele, such Project Budget contains reasonable estimates of the costs for each of the items identified therein which have yet to be completed.

(17)     Construction  of the Improvements.  Schedule 12(a)(17) sets forth (i) a
                                             ------------------
true correct and complete description of all Improvements constructed to date with respect to the Project and the date completed; and (ii) a true, correct and complete description of those Improvements which remain to be constructed with respect to the Project and the projected commencement and completion date for each of such Improvements. Each of the Improvements constructed to date which respect to the Project has been constructed in accordance with the Plans and Specifications and the Project Requirements, are of good quality and workmanship and are free of any material defect.

(18) Accuracy of Information. To the knowledge of Semele, neither this Amendment, nor any certificate, document or information furnished pursuant to this Amendment contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

     B.  Representations  and  warranties  of  C  &  D.   C  &  D represents and
         ---------------------------------------------
warrants to the Partnership and Semele that the following representations and warranties are true and correct as of the date of this Amendment:

     (1) Organization of C & D. C & D is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the full power and authority to carry on its business as now being conducted.
     (2) Necessary Authorization and Approval. C & D has full power and authority to execute and deliver this Amendment and to consummate the transactions contemplated hereby. This Amendment has been duly executed and delivered by C & D and constitutes the legal, valid and binding obligation of C & D enforceable in accordance with its terms. Other than required trust action and filings, neither the execution, delivery or performance of this Amendment nor the consummation of the transactions contemplated hereby is prohibited by, or requires C & D to obtain any consent, authorization, approval or registration under, any law, rule or regulation, other than as contemplated hereby, or any judgment, order, writ, injunction or decree, which is binding on C & D or the terms of any contract to which C & D or any of its Affiliates is a party.

13.     Distributions  in Liquidation.  Section 9.3 of the Partnership Agreement
        -----------------------------
is hereby amended to provide that in the event of the dissolution of the Partnership, no distributions shall be made until such time as the distribution to C & D described in paragraph 8(a) above has been made in full, and such distribution shall be the first priority distribution in the event of the liquidation of the Partnership.

14.     Number;  Co-Managing  General  Partners.  The  Partnership  Agreement is
        ---------------------------------------
hereby amended as reasonably necessary and as deemed required by the context to reflect that there are three Partners rather than two and that BSLF and C & D are, from and after the date hereof, co-managing general partners of the Partnership and that the unanimous consent of both of BSLF and C & D as co-managing general partners is necessary for the Partnership to take any action on behalf of the Partnership or the General Partner. Without limiting the foregoing, references to "either" and "neither" Partner and the "other Partner" are modified as required by the context of their use to reflect that, from and after the date hereof, there are three Partners rather than two.

15.     Consent.  To  the  extent that the consent of either of the Old Partners
        -------
is required for any of the actions or transactions contemplated by this Amendment, the Old Partners each hereby consent to each such action.

16.     Ratification.  Except as modified hereby the terms and conditions of the
        ------------
Partnership  Agreement  are  ratified  and  affirmed.

17.     Headings;  Severability.  The  headings and section references contained
        -----------------------
herein are for convenience only. If any of the provisions herein is deemed unenforceable or illegal, it is the intent of the parties that the remaining provisions of this Amendment be interpreted so as to give maximum effect to such remaining  provisions.

18.     Entire  Agreement; Amendment.  The Partnership Agreement, this Amendment
        ----------------------------
and the Security Documents constitute the entire understanding of the parties with respect to the transactions contemplated herein and such documents supersede any other understanding of the parties whether written or oral.

19.     Conflict.  In  the  event  of  a  conflict  between  the  terms  of this
        --------
Amendment and the terms of the Partnership Agreement, the terms of this Amendment shall govern.

            [The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the undersigned have executed this Amendment to Partnership Agreement as of the date first given above.

BSLF II RANCHO MALIBU CORP., as General Partner, and from and after the execution and delivery hereof, the Co-Managing General Partner

     By:  ________________________________

     Its:  ______________________________


                  SEMELE GROUP, INC. , as sole limited Partner

                      By:  ________________________________

                      Its:  ______________________________


C  &  D  IT  LLC

By:  AFG  Investment  Trust  C,  member/manager

     By: AFG ASIT Corporation, not in its individual capacity but solely as Managing Trustee

     By:  _______________________________

     Its:  _____________________________

By:  AFG  Investment  Trust  D,  member/manager

     By: AFG ASIT Corporation, not in its individual capacity but solely as Managing Trustee

     By:  _______________________________

     Its:  _____________________________


ACKNOWLEDGED  AND  AGREED:
-------------------------

BMIF/BSLF  II  RANCHO  MALIBU  LIMITED  PARTNERSHIP

By: BSLF II Rancho Malibu Corp., as General Partner, and from and after the execution and delivery hereof, the Co-Managing General Partner

     By:  ________________________________

     Its:  ______________________________

                                   EXHIBIT "A"
                      To Amendment to Partnership Agreement
                                       of
                 BMIF/BSLF II Rancho Malibu Limited Partnership

PERCENTAGE  INTERESTS

C  &  D:    25%
Semele:  1.05%
BSLF:    73.95%